UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2023

GROM SOCIAL ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Florida	001-40409	46-5542401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2060 NW Boca Raton Blvd., Suite #6

Boca Raton, Florida 33431

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 287-5776

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.001	GROM	The Nasdaq Capital Market
Warrants to purchase shares of Common Stock, par value $0.001 per share	GROMW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On August 8, 2023, Grom Social Enterprises, Inc. (the “Company”) held an annual meeting of stockholders (the “Annual Meeting”) virtually, via live webcast.

As of the close of business on June 29, 2023, the record date for the Annual Meeting (the “Record Date”), there were 8,992,861 shares of the Company’s common stock, par value $0.001 (the “Common Stock”), each of which is entitled to one vote per share with an aggregate of 8,992,861 votes and 9,281,809 shares of the Company’s Series C Preferred Stock (the “Series C Stock”), each of which is entitled to 1.5625 votes per share with an aggregate of 14,502,826 votes constituting all of the outstanding and entitled to vote of the Company.

At the Annual Meeting, the holders of 3,531,581 shares of the Common Stock representing 3,531,581 votes and holders of shares 8,290,024 of the Series C Stock representing 12,953,163 votes were represented in person or by proxy constituting a quorum, equivalent to approximately 70.16% of the outstanding votes, were represented in person or by proxy at the Annual Meeting, constituting a quorum. The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions and broker non-votes, as to such matters, where applicable, are set forth below.

1.The four nominees for director were elected to serve a one-year term as follows:

Director	Votes For	Votes Against	Abstain	Broker Non-Vote
Darren Marks	13,658,125	0	89,866	2,736,753
Norman Rosenthal	13,653,761	0	94,230	2,736,753
Robert Stevens	13,656,729	0	91,262	2,736,753
Dr. Thomas Rutherford	13,429,221	0	318,770	2,736,753

2. The proposal to ratify the appointment of Rosenberg Rich Baker Berman P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained
16,412,127	22,749	49,868	0

3. The proposal to approve an amendment to the articles of incorporation of the Company (the “Articles of Incorporation”) to effect a reverse split of our outstanding Common Stock at a ratio in the range of 1-for-2 to 1-for-20 to be determined at the discretion of the Board of Directors of the Company, whereby each outstanding 2 to 20 shares would be combined, converted and changed into one share of Common Stock, to enable the Company to comply with the continued listing requirements of the Nasdaq Stock Market was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained
16,050,416	424,343	9,985	0

4. The proposal to approve the Amended and Restated 2020 Equity Incentive Plan of the Company was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained
13,353,682	390,063	4,246	2,736,753

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROM SOCIAL ENTERPRISES, INC.

Date: August 10, 2023	By:	/s/ Darren Marks
Darren Marks Chief Executive Officer

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